CUSIP No. 75974E103	13D	Page 23 of 24 Pages

Exhibit A

JOINT FILING AGREEMENT

PURSUANT TO RULE 13d-1(k)

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned persons agree and consent to the joint filing on their behalf of the Statement on Schedule 13D, including any amendments thereto, in connection with shares of common stock of Spruce Biosciences, Inc., and that this agreement shall be included as an Exhibit to Schedule 13D. Each of the undersigned agrees to be responsible for the timely filing of the Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning itself contained in the Schedule 13D and any amendments thereto.

IN WITNESS WHEREOF, the parties have executed this Joint Filing Agreement on April 19, 2021.

RiverVest Venture Fund III, L.P.		RiverVest Venture Fund III (Ohio), L.P.

By:	RiverVest Venture Partners III, L.P.,	By:	RiverVest Venture Partners III (Ohio), LLC,
	its general partner		its general partner
By:	RiverVest Venture Partners III, LLC,	By:	RiverVest Venture Partners III, L.P.,
	its general partner		its sole member
		By:	RiverVest Venture Partners III, LLC,
By:	/s/ Jay Schmelter		its general partner
Name: Jay Schmelter
	Title: Member	By:	/s/ Jay Schmelter
Name: Jay Schmelter
Title: Member

RiverVest Venture Partners III (Ohio), LLC		RiverVest Venture Partners III, L.P.

By:	RiverVest Venture Partners III, L.P.,	By:	RiverVest Venture Partners III, LLC,
	its sole member		its general partner
By:	RiverVest Venture Partners III, LLC,
	its general partner	By:	/s/ Jay Schmelter
Name: Jay Schmelter
By:	/s/ Jay Schmelter		Title: Member
Name: Jay Schmelter
Title: Member

RiverVest Venture Partners III, LLC		RiverVest Venture Fund IV, L.P.

By:	/s/ Jay Schmelter	By:	RiverVest Venture Partners IV, L.P.,
	Name: Jay Schmelter		its general partner
	Title: Member	By:	RiverVest Venture Partners IV, LLC,
its general partner

		By:	/s/ Jay Schmelter
Name: Jay Schmelter
Title: Member

[Signature Page to Joint Filing Agreement]

CUSIP No. 75974E103	13D	Page 24 of 24 Pages

RiverVest Venture Partners IV, L.P.		RiverVest Venture Partners IV, LLC

By:	RiverVest Venture Partners IV, LLC,	By:	/s/ Jay Schmelter
	its general partner		Name: Jay Schmelter
Title: Member

By:	/s/ Jay Schmelter
Name: Jay Schmelter
Title: Member

/s/ John P. McKearn, Ph.D.		/s/ Jay Schmelter
John P. McKearn, Ph.D.		Jay Schmelter

/s/ Thomas C. Melzer		/s/ Niall O’Donnell, Ph.D.
Thomas C. Melzer		Niall O’Donnell, Ph.D.

[Signature Page to Joint Filing Agreement]